FIXED INCOME	LIQUIDITY	EQUITIES	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds

Equity Portfolios

Service Shares

Prospectus

January 31, 2005

BlackRock FundsSM is a mutual fund family with 50 investment portfolios, 4 of which are described in this prospectus.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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About BlackRock Funds

This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This Prospectus contains information on 4 of the BlackRock Equity funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

BlackRock, Inc., the parent of BlackRock Advisors, Inc. (BlackRock), the funds’ investment adviser, recently acquired SSRM Holdings, Inc., the parent of State Street Research & Management Company, the investment adviser to the former State Street Research mutual funds. In connection with the transaction, the State Street Research mutual funds were combined with certain BlackRock funds, including the Mid-Cap Value Equity, Global Resources, Health Sciences and Asset Allocation (formerly Balanced) Portfolios.

BlackRock

Mid-Cap Value Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is mid-cap value, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund defines these companies as those with market capitalizations between $1 billion and $10 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies (market capitalizations between $1 billion and $10 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for “value” stocks from the universe of companies with market capitalizations between $1 billion and $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date.

The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long- term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Mid-Cap Value Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Service Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell Midcap Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain SSR Fund expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Service Shares of the fund is based on the performance of the A Shares of the SSR Fund.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges for Investor A Shares. Sales charges do not apply to Service Shares.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Mid-Cap Value
Return Before Taxes	16.21%	7.76%	13.22%	14.60%	08/25/86
Return After Taxes on Distributions	15.56%	6.87%	11.20%	12.01%
Return After Taxes on Distributions and Sale of Shares	11.04%	6.15%	10.29%	11.33%
Russell Midcap Value (Reflects no deduction for fees, expenses or taxes)	23.71%	15.56%	13.48%	12.86%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.80%
Other expenses		.73%
Service fees	.25%
Other	.48%
Total annual fund operating expenses		1.53%
Fee waivers and expense reimbursements[1]		.28%
Net expenses[1]		1.25%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.25% of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$127	$456	$808	$1,800

Fund Management

The fund management team is led by Anthony F. Forcione, CFA, Vice President at BlackRock Advisors, Inc. (BlackRock), and Wayne J. Archambo, CFA, Managing Director at BlackRock.

Mr. Forcione joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Forcione was a Vice President and had been a member of the management team of the State Street Research Mid-Cap Value Fund since 2002. Mr. Forcione became an equity analyst at SSRM in 1997 and joined the Large-Cap and Mid-Cap Value Teams in 1999.

Mr. Archambo heads the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products and has been a portfolio manager for the Fund since January 2005. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.’s small and mid-cap value equity products since the firm’s inception in 1995. Prior to his departure, he was responsible for the development and management of over $1.3 billion of small cap value assets and $1.5 billion of mid-cap value assets for 50 institutional clients.

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For an A Share Outstanding Throughout Each Period)

Mid-Cap Value Equity Portfolio

	Year Ended 6/30/04(a)(c)	Year Ended 6/30/03(a)	Year Ended 6/30/02(a)(d)	Year Ended 6/30/01(a)(d)	Year Ended 6/30/00(a)(d)
Net asset value, beginning of year	$14.08	$16.63	$18.53	$13.68	$15.80

Net investment income (loss)*	0.08	0.09	0.03	0.10	0.23
Net realized and unrealized gain (loss) on investments	4.77	(1.92)	0.46	5.62	(1.80)

Total from investment operations	4.85	(1.83)	0.49	5.72	(1.57)

Dividends from net investment income	(0.10)	– –	– –	(0.20)	(0.33)
Distributions from capital gains	– –	(0.72)	(2.39)	(0.67)	(0.22)

Total distributions	(0.10)	(0.72)	(2.39)	(0.87)	(0.55)

Net asset value, end of year	$18.83	$14.08	$16.63	$18.53	$13.68

Total return(b)	34.51%	(10.61)%	2.96%	43.49%	(9.89)%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$363,188	$194,034	$242,113	$107,448	$68,019
Expense ratio*	1.28%	1.30%	1.26%	1.27%	1.27%
Expense ratio after expense reductions*	1.28%	1.29%	1.25%	1.25%	1.26%
Ratio of net investment income to average net assets*	0.47%	0.65%	0.16%	0.59%	1.62%
Portfolio turnover rate	86.31%	65.61%	69.05%	115.59%	30.83%
* Reflects voluntary reduction of expenses of these amounts	0.05%	0.18%	0.15%	0.28%	0.23%

(a)	Per-share figures have been calculated using the average shares method.
(b)	Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund’s expenses.
(c)	During the year ended June 30, 2004, the distributor made restitution payments to the fund as part of a settlement with the NASD. These payments had no effect on net realized and unrealized gain per share and increased the total return 0.03%.
(d)	Audited by other auditors

BlackRock

Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

The fund is closed to new investors. Existing shareholders and programs in the fund may make additional investments in current accounts.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). These typically include companies involved in the exploration, production, refining, marketing or distribution of energy or natural resources, such as gas, oil, metal and minerals, as well as related transportation companies and equipment manufacturers. The fund will consider a company to be an energy or natural resources company if 50% or more of its revenues are derived from, or 50% or more of its assets are related to, activities described above. The fund will invest more than 25% of its assets in energy or natural resources industries. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. While the fund tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents).

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or “high yield” securities commonly known to investors as “junk bonds.” Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Global Resources Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Service Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Natural Resources Funds Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance

(before and after taxes) is not an indication of future results. If certain SSR Fund expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Service Shares of the fund is based on the performance of the A Shares of the SSR Fund.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges for Investor A Shares. Sales charges do not apply to Service Shares.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Global Resources
Return Before Taxes	39.13%	32.70%	33.11%	18.54%	03/02/90
Return After Taxes on Distributions	38.14%	32.12%	32.76%	17.68%
Return After Taxes on Distributions and Sale of Shares	26.30%	28.53%	29.76%	16.35%
Lipper Natural Resources (Reflects no deduction for fees, expenses or taxes)	35.25%	16.57%	12.34%	12.91%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	10.88%	3.59%	-2.30%	12.07%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The “Annual Fund Operating Expenses” table may not reflect expenses of the fund after February 1, 2006.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.75%
Other expenses		.69%
Service fees	.25%
Other	.44%
Total annual fund operating expenses		1.44%
Fee waivers and expense reimbursements[1]		.10%
Net expenses[1]		1.34%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.34% of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$136	$435	$767	$1,706

Fund Management

The fund management team is led by Daniel J. Rice III, Managing Director at BlackRock Advisors, Inc. (BlackRock), and Denis J. Walsh III, CFA, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For an A Share Outstanding Throughout Each Period):

Global Resources Portfolio

	Year Ended 6/30/04(a)(c)	Year Ended 6/30/03(a)	Year Ended 6/30/02(a)(d)	Year Ended 6/30/01(a)(d)	Year Ended 6/30/00(a)(d)
Net asset value, beginning of year	$25.81	$22.74	$21.50	$16.79	$12.15

Net investment income (loss)	0.21	(0.10)	(0.15)	(0.22)	(0.17)
Net realized and unrealized gain on investments	14.15	3.17	1.39	4.93	4.81

Total from investment operations	14.36	3.07	1.24	4.71	4.64

Dividend from net investment income	(0.59)	– –	– –	– –	– –

Total distributions	(0.59)	– –	– –	– –	– –

Net asset value, end of year	$39.58	$25.81	$22.74	$21.50	$16.79

Total return(b)	56.06%	13.50%	5.77%	28.05%	38.19%
Ratios/Supplemental Data
Net assets at end of year (in thousands)	$406,209	$103,987	$89,883	$81,880	$70,152
Expense ratio	1.34%	1.61%	1.74%	1.63%	1.74%
Expense ratio after expense reductions	1.34%	1.60%	1.73%	1.61%	1.72%
Ratio of net investment income (loss) to average net assets	0.64%	(0.47)%	(0.73)%	(1.11)%	(1.34)%
Portfolio turnover rate	26.90%	32.56%	37.57%	37.97%	47.49%

(a)	Per-share figures have been calculated using the average shares method.
(b)	Does not reflect any front-end or contingent deferred sales charges.
(c)	During the year ended June 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments increased net realized and unrealized gains by $0.02 per share, and increased total return by 0.16%.
(d)	Audited by other auditors

BlackRock

Health Sciences Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is health sciences, referring to the type of securities the managers will choose for this fund.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. These companies include health care providers as well as businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services. Companies engaged in biotechnology and medical research and development are also included, plus companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment. The companies may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The fund will consider a company to be in a health sciences or related industry if 50% or more of its revenues are derived from, or 50% or more of its assets are related to, activities described above. The fund will invest more than 25% of its assets in health sciences or related industries, and may invest in companies located in non-U.S. countries.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average growth over the long term. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund does not limit its investments to companies of any particular size. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depository receipts.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences. They may also include debt securities and smaller capitalization companies.

From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Health Sciences Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Service Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Health/Biotechnology Funds

Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain SSR Fund expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Service Shares of the fund is based on the performance of the A Shares of the SSR Fund.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges for Investor A Shares. Sales charges do not apply to Service Shares.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Health Sciences
Return Before Taxes	7.97%	11.50%	17.38%	18.59%	12/21/99
Return After Taxes on Distributions	6.93%	10.70%	16.18%	17.38%
Return After Taxes on Distributions and Sale of Shares	5.97%	9.55%	14.59%	15.69%
Lipper Health/Biotechnology (Reflects no deduction for fees, expenses or taxes)	11.74%	2.48%	6.72%	8.03%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	10.88%	3.59%	-2.30%	-1.80%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The “Annual Fund Operating Expenses” table may not reflect expenses of the fund after February 1, 2006.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.75%
Other expenses		.89%
Service fees	.25%
Other	.64%
Total annual fund operating expenses		1.64%
Fee waivers and expense reimbursements[1]		.09%
Net expenses[1]		1.55%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.55% of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$158	$499	$874	$1,928

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock), and Erin Xie, PhD, a Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He has been a manager of the fund since 2005. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and a member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through February 28, 2003) and Deloitte & Touche LLP (for periods after February 28, 2003). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For an A Share Outstanding Throughout Each Period)

Health Sciences Portfolio

	Six Months Ended 7/31/04 (unaudited)(a)		Year Ended 2/29/04(a)	Year Ended 2/28/03(a)(e)	Year Ended 2/28/02(a)(e)	Year Ended 2/28/01(a)(e)	12/21/99 (commencement of operations), to 2/29/00(a)
Net asset value, beginning of period	$20.96		$11.57	$14.43	$14.14	$13.33	$10.00

Net investment loss*	(0.09)		(0.12)	(0.12)	(0.13)	(0.06)	– –
Net realized and unrealized gain (loss) on investments, foreign currency and options	(1.36)		10.15	(2.70)	0.47	1.88	3.33

Total from investment operations	(1.45)		10.03	(2.82)	0.34	1.82	3.33

Distributions from capital gains	(0.49)		(0.64)	(0.04)	(0.05)	(1.01)	– –

Total distributions	(0.49)		(0.64)	(0.04)	(0.05)	(1.01)	– –

Net asset value, end of period	$19.02		$20.96	$11.57	$14.43	$14.14	$13.33

Total return(b)	(7.11	)%(c)	87.13%	(19.63)%	2.41%	14.31%	33.30	%(c)
Ratios/Supplemental Data:
Net assets at end of period (in thousands)	$58,333		$54,638	$9,250	$13,069	$6,863	$1,654
Expense ratio*	1.55	%(d)	1.55%	1.56%	1.58%	1.57%	1.50	%(d)
Expense ratio after expense reductions*	1.55	%(d)	1.55%	1.55%	1.55%	1.54%	1.50	%(d)
Ratio of net investment loss to average net assets*	(0.85	)%(d)	(0.71)%	(0.99)%	(0.88)%	(0.48)%	(0.13	)%(d)
Portfolio turnover rate	91.26%		105.97%	157.37%	75.31%	139.09%	44.48%
*Reflects voluntary reduction of expenses of these amounts	0.02	%(d)	0.56%	1.48%	1.83%	6.87%	8.56%

(a)	Per-share figures have been calculated using the average shares method.
(b)	Does not reflect any front-end or contingent deferred sales charges. Total return would have been lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund’s expenses.
(c)	Not annualized
(d)	Annualized
(e)	Audited by other auditors

BlackRock

Asset Allocation Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities:  Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds:  Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Equity Security:  A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

High Yield Bonds:   Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade:  Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style:  Refers to the guiding principle of a mutual fund’s investment choices. The investment style of this fund is balanced, meaning that the managers will choose both equity and fixed income securities for this fund.

Investment Goal

The Fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

The fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, the fund management team monitors and adjusts those allocations from time to time. The fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories.

The assets allocated to the stock and bond categories undergo a further allocation process. The fund management team assigns varying percentages to individual investment team members. Some team members are responsible for particular types of stock investments, such as stocks of larger companies, smaller companies, companies that appear to be trading below their true worth or international companies. Within each equity style, investment decisions are the result of bottom-up security selection that, in turn, drives sector and industry weightings as well as average market capitalization. With respect to its equity allocation, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund management team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

Other members of the fund management team are responsible for various types of bond investments, such as investment grade securities, non-investment grade securities (high yield or junk bonds) and international debt. The fixed income portion of the fund consists of a broad range of bonds including U.S. Government bonds, mortgage-backed, asset-backed and corporate debt securities. The fund reserves the right to invest up to 25% of total assets in junk bonds (at the time of purchase, within Standard & Poor’s BB or B major rating categories or Moody’s Ba or B major rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating. The fund may invest in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in

IMPORTANT DEFINITIONS

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market, with 80% coverage of U.S. equities.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

non-dollar denominated bonds may be on a currency hedged or unhedged basis. The fixed income team seeks bonds that will add value while controlling risk. If a security falls below a B rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in these securities in order to achieve its investment goal.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because market conditions can vary, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline.

Two risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these counties may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Asset Allocation Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Service Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain SSR Fund expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Service Shares of the fund is based on the performance of the A Shares of the SSR Fund.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges for Investor A Shares. Sales charges do not apply to Service Shares.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Asset Allocation
Return Before Taxes	4.68%	3.41%	4.57%	10.11%	12/29/88
Return After Taxes on Distributions	3.57%	2.49%	2.65%	7.67%
Return After Taxes on Distributions and Sale of Shares	3.34%	2.38%	2.81%	7.43%
60% S&P 500®/40% Leh. Agg. (Reflects no deduction for fees, expenses or taxes)	8.30%	5.14%	1.97%	10.74%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Other expenses		.72%
Service fees	.25%
Other	.47%
Total annual fund operating expenses		1.27%
Fee waivers and expense reimbursements[1]		.11%
Net expenses[1]		1.16%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.16% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$118	$392	$686	$1,524

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Fund Management

The fund management team is led by R. Andrew Damm, Managing Director of BlackRock Advisors Inc. (BlackRock), and Linda Zhang, Vice President at BlackRock.

Mr. Damm is primarily responsible for the oversight of the risk management of domestic and international equity portfolios and has managed the fund since 2005. He heads a team that utilizes quantitative techniques to model all of BlackRock’s equity portfolios to ensure that they are managed consistently with their mandates. He works with BlackRock’s portfolio managers to communicate portfolio risk forecasts and to analyze historical performance. He is also a member of the Portfolio Risk Management Group, the Asset Allocation Committee and the Equity Investment Strategy Group.

Prior to taking on his current responsibilities, Mr. Damm was the equity product strategist and the lead portfolio manager for BlackRock’s large cap growth and core equity portfolios where he led a team of analysts and portfolio managers that managed institutional and mutual fund portfolios. He joined the PNC Asset Management Group in 1995 as a senior investment strategist, and was previously a portfolio manager within PNC’s Investment Management and Trust Division.

Ms. Zhang joined BlackRock following the merger with SSRM in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a key member of the portfolio management team for the State Street Research Asset Allocation Fund. Previously, Ms. Zhang served as a Senior Quantitative Analyst and Vice President and Associate Portfolio Manager for the North American Fixed Income Team at Baring Asset Management from 1997 to 2003.

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through March 31, 2003) and Deloitte & Touche LLP (for periods after March 31, 2003). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For an A Share Outstanding Throughout Each Period)

Asset Allocation Portfolio

	Six Months Ended 9/30/04 (unaudited) (a)		Year Ended 3/31/04 (a)	Year Ended 3/31/03 (a)(f)	Year Ended 3/31/02 (a)(e)(f)	Year Ended 3/31/01 (a)(f)	Year Ended 3/31/00 (a)(f)
Net asset value, beginning of period	$10.72		$8.18	$10.19	$10.10	$11.69	$10.40

Net investment income	0.06		0.14	0.17	0.20	0.28	0.24
Net realized and unrealized gain (loss) on investments	(0.17)		2.55	(1.93)	0.60	(0.29)	1.48

Total from investment operations	(0.11)		2.69	(1.76)	0.80	(0.01)	1.72

Dividends from net investment income	(0.08)		(0.15)	(0.21)	(0.22)	(0.22)	(0.22)
Distributions from capital gains	(0.12)		– –	(0.04)	(0.49)	(1.36)	(0.21)

Total distributions	(0.20)		(0.15)	(0.25)	(0.71)	(1.58)	(0.43)

Net asset value, end of period	$10.41		$10.72	$8.18	$10.19	$10.10	$11.69

Total return(b)	(0.94	)%(c)	32.94%	(17.37)%	8.15%	0.29%	16.88%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$380,823		$357,100	$252,069	$320,614	$272,813	$304,400
Expense ratio	1.41	%(d)	1.45%	1.43%	1.41%	1.46%	1.30%
Expense ratio after expense reductions	1.41	%(d)	1.45%	1.42%	1.40%	1.44%	1.29%
Ratio of net investment income to average net assets	1.10	%(d)	1.43%	1.92%	1.95%	2.61%	2.23%
Portfolio turnover rate	90.99%		215.62%	180.68%	185.79%	180.98%	122.57%

(a)	Per-share figures have been calculated using the average shares method.
(b)	Does not reflect any front-end or contingent deferred sales charges.
(c)	Not annualized
(d)	Annualized
(e)	Effective April 1, 2001, the fund has adopted the provisions on the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01, and decrease the ratio of net investment income in average and assets by 0.13%. The statement of changes and financial highlights for the period prior to April 1, 2001, have not been restated for this change in policy.
(f)	Audited by other auditors

About Your Investment

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer’s account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer’s ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contact their institutions.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Company’s Board of Trustees. For example, in valuing a security that trades principally on a foreign market, a fund uses the most recent closing market price from the market on which the security principally trades, unless because of a significant event subsequent to the market close such closing market price, in BlackRock’s judgment, does not represent the current market value of the security. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. Therefore, a fund may adjust the closing market price of a foreign security as a result of a significant subsequent event to reflect what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Company, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Company to identify you. The Company may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Company may use a third party to obtain and verify this information. The Company may not be able to establish an account if you do not provide the necessary information.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Company does not accept third party checks as payment for shares.

The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any fund at any time.

Distribution and Service Plan

The Company has adopted a plan (the Plan) that allows the Company to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Company pays shareholder servicing fees to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank and its affiliates) (Service Organizations) whereby the Service Organizations provide support services to their customers who own Service Shares in return for these fees. The Company may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Service Shares of a fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Plan permits BlackRock, the Company’s distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the funds). BlackRock, the distributor and their affiliates may pay affiliated and unaffiliated Service Organizations compensation for the sale and distribution of shares of the funds or for other services to the funds and shareholders. These payments (Additional Payments) would be in addition to the fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a

Service Organization, its employees or associated persons to recommend or sell shares of a fund to you. Please contact your Service Organization for details about Additional Payments it may receive. For more information on Additional Payments, see the SAI.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers’ accounts with redemption proceeds on a timely basis.

Institutions may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption/exchange fee. See “Market Timing and Redemption/Exchange Fees” below. The Company, its administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Company and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Company reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Company, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with the PNC® Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Company is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC® Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

Market Timing and Redemption/Exchange Fees

The Board of Trustees of the Company has determined that the interests of long-term shareholders and the Company’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Company will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Company discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If the Company believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the

Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption/exchange fees, as described below. For transactions placed directly with the Company, the Company may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Company. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Company with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Company. While the Company monitors for market timing activity, the Company may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Company to be engaged in market timing or other improper trading activity, the Company’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the equity funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Each of the High Yield Bond and International Bond Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 90-day period, or 30-day period, as the case may be, begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Company sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption/exchange fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Company, the redemption/exchange fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Company not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Company’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; and (iv) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship. In addition, former State Street Research fund shareholders will not be charged a redemption/exchange fee in connection with a one-time redemption or exchange of Company shares received in a reorganization of a State Street Research fund with one of the Company’s funds. However, additional Company shares purchased by such shareholders after the reorganization and any Company shares acquired through an exchange after the reorganization will be subject to the fee. The Company reserves the right to modify or eliminate these waivers at any time.

The Company's Rights

The Company may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Company may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to maintain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.

Statements

Every shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, Inc.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the Asset Allocation Portfolio is BlackRock Financial Management, Inc.

Management

BlackRock Funds’ adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $341.8 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned subsidiary of the PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser for the Asset Allocation Portfolio.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2004, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Mid-Cap Value Equity	.78%
Asset Allocation	.47%

With respect to the SSR Funds listed below that reorganized with BlackRock funds, the aggregate advisory fees paid by the SSR Funds to State Street Research & Management Company, as a percentage of average daily net assets, for such SSR Fund’s most recent fiscal year were:

Asset Allocation Fund	0.75%
Global Resources Fund	0.75%
Health Sciences Fund	0.75%
Mid-Cap Value Fund	0.65%

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee for the Asset Allocation Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion 3/4	.550%
$1 billion-$2 billion	.500%
$2 billion-$3 billion	.475%
more than $3 billion	.450%

Total Annual Advisory Rate for the Mid-Cap Value Equity Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.800%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.675%
more than $3 billion	.625%

Total Annual Advisory Fee for the Health Sciences and Global Resources Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.750%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.675%
more than $3 billion	.650%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each quarter. The Company’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distribution of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. stock or securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by

it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact BlackRock Funds at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are now available on the Company’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by visiting BlackRock’s website if they enroll in the Company’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Log on to http://www.blackrock.com/funds

2)  Click on the link for Electronic Delivery

3)  Continue to Account Access

For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2005, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund

performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals

8:30 a.m. to 6 p.m. (Eastern time), Monday-Friday.

Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the BlackRock Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission (SEC)

You may also view and copy public information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-EQ2-SVC 02/05